UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: August 25, 2006 (Date of earliest event reported)
Aradigm Corporation (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	0-28402 (Commission File Number)	94-3133088 (IRS Employer Identification Number)

3929 Point Eden Way (Address of principal executive offices)		94545 (Zip Code)
510-265-9000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 25, 2006 the Company entered into an Asset Purchase Agreement with Zogenix, Inc. (f/k/a SJ2 Therapeutics, Inc.), pursuant to which the Company sold its Intraject subcutaneous delivery technology and related assets to Zogenix as of August 25, 2006. Additional details regarding the transaction are set forth in the press release dated August 28, 2006 attached as Exhibit 99.1.

Item 2.01. Completion of Acquisition or Disposition of Assets

The contents of Item 1.01 are incorporated into this Item 2.01 in their entirety.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Aradigm Corporation dated August 28, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2006	ARADIGM CORPORATION By: /s/ Thomas C. Chesterman Thomas C. Chesterman SVP and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Aradigm Corporation dated August 28, 2006